EXHIBIT 99.1

BLUE EARTH CLOSES ON $10 MILLION REVOLVING CREDIT FACILITY

Henderson, Nevada, February 25, 2013--Blue Earth, Inc. (OTCQB : BBLU) a renewable energy and energy efficiency services company, announced it has closed on a $10,000,000 revolving line of credit facility. Under the terms of the agreement, TCA Global Credit Master Fund, L.P. has committed to lend a total of $10,000,000 through one of the Fund’s senior secured revolving notes.  The initial tranche of $1,500,000 was funded on February 22, 2013. Following the initial draw, the Company must meet specific monthly collateral requirements to further draw upon the revolving credit facility offered by TCA.

“We are delighted to have this revolving credit facility with TCA” stated Johnny R. Thomas, CEO of Blue Earth, Inc. “We have several renewable energy and energy efficiency projects, in different stages of development,  that are excellent candidates for funding with the revolving credit facility”.

TCA Fund Management Group as the Investment Manager for TCA Global Credit Master Fund acts as an advisor to many small companies from its offices in the United States, United Kingdom and Australia. TCA Fund is a short duration, absolute return fund specializing in senior secured lending to small, mainly listed companies in the U.S., Canada, Western Europe and Australia. The team has a level of domestic and cross-border expertise, long-standing experience and funding innovations, as is reflected in the number of transactions completed. This is a specialist business with an investment approach that fills an important finance gap in many leading markets. TCA Global Credit Master Fund provides a unique conduit for investors seeking uncorrelated returns in the small cap debt universe.

About BBLU

BBLU is engaged in the clean technology industry with a primary focus on the energy efficiency and renewable energy sectors.  We strive to participate in the global movement for a sustainable planet by offering products and services that will optimize energy use, reduce harmful environmental emissions and substantially reduce energy costs to our customers.  For more information about Blue Earth, Inc., please visit www.blueearthinc.com.

Investor Relations Contact:

Blue Earth, Inc.

Liviakis Financial Communications, Inc.

John C. Francis

Michael Bayes

www.blueearthinc.com

www.liviakis.com

702.263.1808 Ext. 103

415.389.4670

jfrancis@blueearthinc.com

Michael@Liviakis.com

Forward Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements other than statements of historical facts included in this press release are forward-looking statements. These statements relate to future events or to the Company’s future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Investors should not place any undue reliance on forward-looking statements since they involve known and unknown, uncertainties and other factors which are, in some cases, beyond the Company’s control which could, and likely will, materially affect actual results, levels of activity, performance or achievements. Any forward-looking statement reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to operations, results of operations, growth strategy and liquidity. Such risks, uncertainties and other factors, which could impact the Company and the forward-looking statements contained herein, are included in the Company’s filings with the Securities and Exchange Commission. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, or to update the reasons actual results could differ materially from those anticipated in these forward-looking statements, even if new information becomes available in the future.